Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
December 31, 2016

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Activity

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Year Ended
(dollars in thousands, except per share amounts)	Dec 31, 2016	Sep 30, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Operating Results:
Total revenue(1)	$264,304	$232,969	$232,890	$897,415	$883,723
Net interest income	189,494	189,635	175,040	730,350	668,343
Provision for loan and lease losses	21,967	12,070	10,124	48,968	38,187
Noninterest income	74,810	43,334	57,850	167,065	215,380
Noninterest expense	151,912	161,765	152,861	618,947	638,377
Net income allocated to common shareholders	55,790	34,599	42,615	134,806	120,401
Net earnings per common share, diluted	0.43	0.27	0.34	1.06	0.95
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.34	$0.40	$0.34	$1.38	$1.22
Yield on interest-earning assets	3.82%	3.81%	3.90%	3.84%	3.94%
Cost of interest-bearing liabilities	1.16%	1.11%	1.08%	1.15%	1.04%
Net interest margin	2.80%	2.81%	2.90%	2.81%	2.99%
Return on average assets	0.83%	0.53%	0.71%	0.53%	0.55%
Return on average risk-weighted assets(3)	1.29%	0.82%	1.08%	0.82%	0.84%
Return on average equity(4)	12.3%	8.0%	10.0%	7.7%	7.3%
Adjusted return on average equity(5)	9.8%	11.9%	10.1%	10.1%	9.3%
Efficiency ratio(6)	57%	69%	66%	69%	72%
Adjusted efficiency ratio(7)	62%	61%	65%	64%	67%
Loans and leases held for investment as a percentage of deposits	120%	122%	122%	120%	122%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	93%	96%	99%	93%	99%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.70%	0.69%	0.53%	0.70%	0.53%
Net charge-offs to average loans and leases held for investment	0.15%	0.10%	0.07%	0.10%	0.11%
ALLL as a percentage of loans and leases held for investment	0.44%	0.38%	0.35%	0.44%	0.35%
Government insured pool buyouts as a percentage of loans and leases held for investment	22%	21%	19%	22%	19%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)	10.5%	9.7%	9.9%	10.5%	9.9%
Tier 1 leverage ratio (bank level; see Table 10c)	8.0%	7.9%	8.1%	8.0%	8.1%
Total risk-based capital ratio (bank level; see Table 10c)	13.4%	12.5%	12.4%	13.4%	12.4%
Tangible common equity per common share(9)	$14.31	$13.53	$13.36	$14.31	$13.36
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,062,665	$2,531,539	$2,081,000	$8,796,978	$9,456,577
Jumbo residential mortgage loans originated	765,775	869,808	1,073,881	3,243,371	5,052,273
Unpaid principal balance of loans serviced for the Company and others	39,945,266	40,322,771	41,104,718	39,945,266	41,104,718
Consumer Banking loans as a percentage of loans and leases held for investment	55%	54%	55%	55%	55%
Consumer deposits	$15,032,056	$15,268,033	$14,054,432	$15,032,056	$14,054,432
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$351,434	$444,468	$769,295	$1,518,613	$2,364,429
Equipment financing receivables	332,148	329,499	420,174	1,279,430	1,282,459
Commercial Banking loan and lease sales	208,252	90,521	119,026	812,527	320,903
Commercial Banking loans as a percentage of loans and leases held for investment	45%	46%	45%	45%	45%
Commercial deposits	$4,606,172	$4,375,315	$4,187,610	$4,606,172	$4,187,610
Market Price Per Share of Common Stock:
Closing	$19.45	$19.36	$15.98	$19.45	$15.98
High	19.45	19.36	21.18	19.45	21.18
Low	19.25	14.16	15.87	12.58	15.87

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Year Ended
(dollars in thousands, except per share data)	Dec 31, 2016	Sep 30, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Interest Income
Interest and fees on loans and leases	$250,138	$249,601	$226,567	$966,966	$847,644
Interest and dividends on investment securities	7,597	6,719	7,807	28,685	30,796
Other interest income	664	568	258	2,013	803
Total interest income	258,399	256,888	234,632	997,664	879,243
Interest Expense
Deposits	41,273	39,272	35,495	158,713	127,399
Other borrowings	27,632	27,981	24,097	108,601	83,501
Total interest expense	68,905	67,253	59,592	267,314	210,900
Net Interest Income	189,494	189,635	175,040	730,350	668,343
Provision for loan and lease losses	21,967	12,070	10,124	48,968	38,187
Net Interest Income after Provision for Loan and Lease Losses	167,527	177,565	164,916	681,382	630,156
Noninterest Income
Loan servicing fee income	22,633	23,637	26,905	92,525	117,763
Amortization of mortgage servicing rights	(18,129)	(19,176)	(15,085)	(68,586)	(71,150)
Recovery (impairment) of mortgage servicing rights	21,192	(23,170)	89	(61,392)	(31,986)
Net loan servicing income (loss)	25,696	(18,709)	11,909	(37,453)	14,627
Gain on sale of loans	28,184	43,101	24,679	132,009	125,927
Loan production revenue	6,495	7,231	5,131	25,715	22,574
Deposit fee income	1,649	2,059	3,069	8,763	14,015
Other lease income	4,284	3,919	4,840	15,886	14,716
Other	8,502	5,733	8,222	22,145	23,521
Total noninterest income	74,810	43,334	57,850	167,065	215,380
Noninterest Expense
Salaries, commissions and other employee benefits expense	88,736	94,052	90,456	369,350	367,580
Equipment expense	15,514	15,833	15,363	63,316	62,242
Occupancy expense	5,867	6,298	7,313	25,695	27,004
General and administrative expense	41,795	45,582	39,729	160,586	181,551
Total noninterest expense	151,912	161,765	152,861	618,947	638,377
Income before Income Taxes	90,425	59,134	69,905	229,500	207,159
Provision for Income Taxes	32,104	22,003	24,759	84,569	76,633
Net Income	$58,321	$37,131	$45,146	$144,931	$130,526
Net Income Allocated to Preferred Stock	(2,531)	(2,532)	(2,531)	(10,125)	(10,125)
Net Income Allocated to Common Shareholders	$55,790	$34,599	$42,615	$134,806	$120,401
Net Earnings per Common Share, Basic	$0.44	$0.28	$0.34	$1.07	$0.97
Net Earnings per Common Share, Diluted	$0.43	$0.27	$0.34	$1.06	$0.95
Dividends Declared per Common Share	$0.06	$0.06	$0.06	$0.24	$0.20
Dividend payout ratio(1)	13.64%	21.43%	17.65%	22.43%	20.62%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	126,175	125,382	124,983	125,495	124,527
Diluted	128,912	127,453	126,980	127,528	126,670

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Assets
Cash and due from banks	$36,654	$54,380	$62,512	$90,478	$55,300
Interest-bearing deposits in banks	754,784	534,284	559,434	510,167	527,151
Total cash and cash equivalents	791,438	588,664	621,946	600,645	582,451
Investment securities:
Available for sale, at fair value	485,836	486,902	461,141	504,769	555,019
Held to maturity	89,457	100,928	104,205	101,305	103,746
Other investments	253,018	294,710	271,606	234,406	265,431
Total investment securities	828,311	882,540	836,952	840,480	924,196
Loans held for sale	1,443,263	2,112,855	1,485,747	1,137,702	1,509,268
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	23,556,977	23,932,724	23,218,614	22,756,113	22,227,492
Allowance for loan and lease losses	(103,304)	(90,170)	(84,250)	(83,485)	(78,137)
Total loans and leases held for investment, net	23,453,673	23,842,554	23,134,364	22,672,628	22,149,355
Mortgage servicing rights (MSR), net	273,941	249,106	274,356	312,671	335,280
Premises and equipment, net	43,594	46,525	48,486	50,901	51,599
Other assets	1,003,866	980,801	952,459	1,026,372	1,048,877
Total Assets	$27,838,086	$28,703,045	$27,354,310	$26,641,399	$26,601,026
Liabilities
Deposits:
Noninterest-bearing	$1,750,529	$2,071,154	$1,510,198	$1,499,063	$1,141,357
Interest-bearing	17,887,699	17,572,194	17,301,564	17,497,414	17,100,685
Total deposits	19,638,228	19,643,348	18,811,762	18,996,477	18,242,042
Other borrowings	5,506,000	6,487,000	6,022,000	5,147,000	5,877,000
Trust preferred securities and subordinated notes payable	360,278	360,179	360,079	365,167	276,170
Accounts payable and accrued liabilities	317,248	316,962	303,110	276,852	337,493
Total Liabilities	25,821,754	26,807,489	25,496,951	24,785,496	24,732,705
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,270	1,254	1,253	1,252	1,250
Additional paid-in capital	905,573	882,386	879,169	877,275	874,806
Retained earnings	1,011,011	962,749	935,670	924,165	906,278
Accumulated other comprehensive loss	(51,522)	(100,833)	(108,733)	(96,789)	(64,013)
Total Shareholders’ Equity	2,016,332	1,895,556	1,857,359	1,855,903	1,868,321
Total Liabilities and Shareholders’ Equity	$27,838,086	$28,703,045	$27,354,310	$26,641,399	$26,601,026

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2016
Net interest income	$109,841	$84,816	$(5,163)	$—	$189,494
Provision for loan and lease losses	6,335	15,632	—	—	21,967
Net interest income after provision for loan and lease losses	103,506	69,184	(5,163)	—	167,527
Noninterest income	62,945	11,138	727	—	74,810
Noninterest expense	90,849	31,539	29,524	—	151,912
Income (loss) before income tax	75,602	48,783	(33,960)	—	90,425
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	33	—	2,459	—	2,492
Increase (decrease) in Bank of Florida non-accretable discount	—	35	—	—	35
MSR impairment (recovery)	(21,192)	—	—	—	(21,192)
Restructuring cost	(153)	—	—	—	(153)
Adjusted income (loss) before income tax	$54,289	$48,819	$(31,501)	$—	$71,607
Total assets as of December 31, 2016	$17,360,662	$10,672,692	$284,351	$(479,619)	$27,838,086
Total deposits as of December 31, 2016	15,032,056	4,606,172	—	—	19,638,228

Three Months Ended September 30, 2016
Net interest income	$108,948	$85,879	$(5,192)	$—	$189,635
Provision for loan and lease losses	3,088	8,982	—	—	12,070
Net interest income after provision for loan and lease losses	105,860	76,897	(5,192)	—	177,565
Noninterest income	34,171	9,019	144	—	43,334
Noninterest expense	93,510	31,317	36,938	—	161,765
Income (loss) before income tax	46,521	54,599	(41,986)	—	59,134
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	216	—	6,591	—	6,807
Increase (decrease) in Bank of Florida non-accretable discount	—	—	—	—	—
MSR impairment (recovery)	23,170	—	—	—	23,170
Restructuring cost	(2,246)	(366)	49	—	(2,563)
Adjusted income (loss) before income tax	$67,661	$54,233	$(35,346)	$—	$86,548
Total assets as of September 30, 2016	$17,622,499	$11,226,918	$253,058	$(399,430)	$28,703,045
Total deposits as of September 30, 2016	15,268,033	4,375,315	—	—	19,643,348

Three Months Ended December 31, 2015
Net interest income	$94,728	$84,319	$(4,007)	$—	$175,040
Provision for loan and lease losses	3,581	6,543	—	—	10,124
Net interest income after provision for loan and lease losses	91,147	77,776	(4,007)	—	164,916
Noninterest income	38,670	18,937	243	—	57,850
Noninterest expense	92,536	30,573	29,752	—	152,861
Income (loss) before income tax	37,281	66,140	(33,516)	—	69,905
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(2,981)	—	—	—	(2,981)
MSR impairment (recovery)	(89)	—	—	—	(89)
Restructuring cost	3,579	—	—	—	3,579
Adjusted income (loss) before income tax	$37,790	$66,140	$(33,516)	$—	$70,414
Total assets as of December 31, 2015	$16,273,989	$10,354,535	$320,501	$(347,999)	$26,601,026
Total deposits as of December 31, 2015	14,054,432	4,187,610	—	—	18,242,042

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended December 31, 2016			Three Months Ended September 30, 2016			Three Months Ended December 31, 2015
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$478,349	$664	0.55%	$444,504	$568	0.51%	$354,071	$258	0.29%
Investments	821,439	7,597	3.69%	855,451	6,719	3.13%	921,354	7,807	3.37%
Loans held for sale	2,032,773	16,971	3.34%	2,042,414	16,798	3.29%	1,922,277	16,247	3.38%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,614,280	46,075	2.79%	6,741,757	53,398	3.17%	7,098,931	56,928	3.21%
Government insured pool buyouts	5,293,008	67,631	5.11%	5,175,352	60,792	4.70%	4,274,691	50,910	4.76%
Residential mortgages	11,907,288	113,706	3.82%	11,917,109	114,190	3.83%	11,373,622	107,838	3.79%
Home equity lines and other	1,197,056	10,364	3.44%	1,086,805	10,030	3.67%	358,895	3,450	3.81%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,872,777	47,131	4.81%	3,819,895	47,530	4.93%	3,794,998	50,087	5.23%
Mortgage warehouse finance	2,555,703	18,593	2.85%	2,664,319	19,241	2.83%	1,783,240	11,967	2.63%
Lender finance	1,568,450	15,392	3.84%	1,510,827	13,931	3.61%	1,156,901	10,150	3.43%
Commercial and commercial real estate	7,996,930	81,116	3.99%	7,995,041	80,702	3.98%	6,735,139	72,204	4.23%
Equipment financing receivables	2,505,809	27,981	4.47%	2,477,319	27,881	4.50%	2,311,213	26,828	4.64%
Total loans and leases held for investment	23,607,083	233,167	3.93%	23,476,274	232,803	3.95%	20,778,869	210,320	4.03%
Total interest-earning assets	26,939,644	$258,399	3.82%	26,818,643	$256,888	3.81%	23,976,571	$234,632	3.90%
Noninterest-earning assets	1,277,903			1,318,167			1,319,837
Total assets	$28,217,547			$28,136,810			$25,296,408
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,762,726	$6,398	0.68%	$3,678,495	$6,146	0.66%	$3,647,466	$6,271	0.68%
Market-based money market accounts	345,330	530	0.61%	355,485	545	0.61%	350,694	539	0.61%
Savings and money market accounts, excluding market-based	6,307,436	11,117	0.70%	6,416,744	11,465	0.71%	6,016,113	11,074	0.73%
Market-based time	322,801	680	0.84%	337,811	725	0.85%	379,232	774	0.81%
Time, excluding market-based	6,990,162	22,548	1.28%	6,591,170	20,391	1.24%	5,778,661	16,837	1.17%
Total deposits	17,728,455	41,273	0.93%	17,379,705	39,272	0.90%	16,172,166	35,495	0.88%
Borrowings:
Trust preferred securities and subordinated notes payable	360,213	5,296	5.88%	360,114	5,313	5.90%	276,126	4,091	5.93%
Long-term FHLB advances	4,786,685	21,552	1.76%	4,080,913	20,341	1.95%	3,473,033	18,887	2.13%
Short-term FHLB advances	727,717	784	0.42%	2,199,185	2,327	0.41%	1,866,033	1,119	0.23%
Total borrowings	5,874,615	27,632	1.85%	6,640,212	27,981	1.66%	5,615,192	24,097	1.69%
Total interest-bearing liabilities	23,603,070	68,905	1.16%	24,019,917	67,253	1.11%	21,787,358	59,592	1.08%
Noninterest-bearing demand deposits	2,238,287			1,797,407			1,437,817
Other noninterest-bearing liabilities	417,869			435,392			223,518
Total liabilities	26,259,226			26,252,716			23,448,693
Total shareholders’ equity	1,958,321			1,884,094			1,847,715
Total liabilities and shareholders’ equity	$28,217,547			$28,136,810			$25,296,408
Net interest income/spread		$189,494	2.66%		$189,635	2.70%		$175,040	2.82%
Net interest margin			2.80%			2.81%			2.90%
Memo: Total deposits including noninterest-bearing	$19,966,742	$41,273	0.82%	$19,177,112	$39,272	0.82%	$17,609,983	$35,495	0.80%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Consumer Banking:
Residential mortgages:
Residential	$6,564,126	$6,653,526	$6,961,746	$7,254,377	$7,501,767
Government insured pool buyouts	5,249,552	5,139,215	4,403,338	4,396,059	4,215,355
Residential mortgages	11,813,678	11,792,741	11,365,084	11,650,436	11,717,122
Home equity lines and other	1,244,332	1,173,155	1,073,656	917,856	501,785
Total Consumer Banking	13,058,010	12,965,896	12,438,740	12,568,292	12,218,907
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,756,509	3,882,297	3,831,432	3,883,821	3,954,522
Mortgage warehouse finance	2,592,799	3,076,511	3,035,329	2,603,163	2,372,731
Lender finance	1,589,554	1,495,585	1,450,638	1,300,254	1,280,423
Commercial and commercial real estate	7,938,862	8,454,393	8,317,399	7,787,238	7,607,676
Equipment financing receivables	2,560,105	2,512,435	2,462,475	2,400,583	2,400,909
Total Commercial Banking	10,498,967	10,966,828	10,779,874	10,187,821	10,008,585
Loans and leases held for investment, net of unearned income	23,556,977	23,932,724	23,218,614	22,756,113	22,227,492
Allowance for loan and lease losses	(103,304)	(90,170)	(84,250)	(83,485)	(78,137)
Total loans and leases held for investment, net	$23,453,673	$23,842,554	$23,134,364	$22,672,628	$22,149,355
The balances presented above include:
Net purchased loan and lease discounts	$104,558	$82,560	$71,636	$63,250	$45,770
Net deferred loan and lease origination costs	$123,484	$125,346	$125,555	$125,877	$123,255

Deposits					Table 6b
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Noninterest-bearing demand	$1,750,529	$2,071,154	$1,510,198	$1,499,063	$1,141,357
Interest-bearing demand	3,924,294	3,585,418	3,696,048	3,694,755	3,709,156
Market-based money market accounts	340,777	353,613	358,649	353,742	342,600
Savings and money market accounts, excluding market-based	6,429,407	6,271,548	6,478,326	6,892,789	6,338,685
Market-based time	316,321	327,472	341,993	358,566	374,171
Time, excluding market-based	6,876,900	7,034,143	6,426,548	6,197,562	6,336,073
Total deposits	$19,638,228	$19,643,348	$18,811,762	$18,996,477	$18,242,042

General and Administrative Expense							Table 7
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Legal and professional fees, excluding consent order expense	$6,459	$11,815	$5,488	$4,998	$7,444	$28,760	$26,818
Credit-related expenses	2,542	6,862	6,388	4,907	7,261	20,699	29,159
FDIC premium assessment and other agency fees	10,532	8,097	6,903	7,241	7,198	32,773	27,146
Advertising and marketing expense	7,464	5,685	4,911	4,911	6,485	22,971	25,221
Subservicing expense	—	—	—	—	—	—	5,033
Consent order expense	33	31	—	(341)	463	(277)	2,501
Other	14,765	13,092	13,910	13,893	10,878	55,660	65,673
Total general and administrative expense	$41,795	$45,582	$37,600	$35,609	$39,729	$160,586	$181,551

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$32,405	$33,607	$27,580	$28,644	$32,218
Home equity lines and other	7,083	6,741	6,678	6,151	3,339
Commercial Banking:
Commercial and commercial real estate	102,255	106,790	65,962	66,945	71,913
Equipment financing receivables	41,141	37,677	28,833	26,676	17,407
Total non-accrual loans and leases	182,884	184,815	129,053	128,416	124,877
Total non-performing loans (NPL)	182,884	184,815	129,053	128,416	124,877
Other real estate owned (OREO)	11,390	11,866	13,477	14,072	17,253
Total non-performing assets (NPA)	194,274	196,681	142,530	142,488	142,130
Troubled debt restructurings (TDR) less than 90 days past due	14,118	14,865	14,760	15,814	16,425
Total NPA and TDR(1)	$208,392	$211,546	$157,290	$158,302	$158,555

Total NPA and TDR	$208,392	$211,546	$157,290	$158,302	$158,555
Government insured 90 days or more past due still accruing	3,725,159	3,706,213	3,211,913	3,255,744	3,199,978
Loans accounted for under ASC 310-30:
90 days or more past due	3,437	3,823	4,130	4,858	5,148
Total regulatory NPA and TDR	$3,936,988	$3,921,582	$3,373,333	$3,418,904	$3,363,681
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.73%	0.71%	0.52%	0.54%	0.53%
NPA to total assets	0.70%	0.69%	0.52%	0.53%	0.53%
NPA and TDR to total assets	0.75%	0.74%	0.58%	0.59%	0.60%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	15.71%	15.01%	13.59%	14.23%	14.08%
NPA to total assets	14.09%	13.61%	12.28%	12.77%	12.58%
NPA and TDR to total assets	14.14%	13.66%	12.33%	12.83%	12.64%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
ALLL, beginning of period	$90,170	$84,250	$83,485	$78,137	$71,897
Charge-offs:
Consumer Banking:
Residential mortgages	2,399	2,290	2,176	1,845	1,527
Home equity lines and other	735	505	275	219	599
Commercial Banking:
Commercial and commercial real estate	3,886	79	—	69	—
Equipment financing receivables	3,005	4,006	3,935	2,564	3,356
Total charge-offs	10,025	6,880	6,386	4,697	5,482
Recoveries:
Consumer Banking:
Residential mortgages	156	57	272	232	506
Home equity lines and other	93	52	69	80	88
Commercial Banking:
Commercial and commercial real estate	1	133	4	77	216
Equipment financing receivables	942	488	794	737	788
Total recoveries	1,192	730	1,139	1,126	1,598
Net charge-offs	8,833	6,150	5,247	3,571	3,884
Provision for loan and lease losses	21,967	12,070	6,012	8,919	10,124
ALLL, end of period	$103,304	$90,170	$84,250	$83,485	$78,137
Net charge-offs to average loans and leases held for investment	0.15%	0.10%	0.09%	0.07%	0.07%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
ALLL	$103,304	$90,170	$84,250	$83,485	$78,137
Loans and leases held for investment, net of unearned income	23,556,977	23,932,724	23,218,614	22,756,113	22,227,492
ALLL as a percentage of loans and leases held for investment	0.44%	0.38%	0.36%	0.37%	0.35%
Government insured pool buyouts as a percentage of loans and leases held for investment	22%	21%	19%	19%	19%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Year Ended
(dollars in thousands, except per share data)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net income	$58,321	$37,131	$21,555	$27,924	$45,146	$144,931	$130,526
Gain on repurchase of trust preferred securities, net of tax	—	—	(916)	—	—	(916)	—
Transaction expense and non-recurring regulatory related expense, net of tax	1,545	4,220	187	(43)	(1,849)	5,909	2,610
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	22	—	(201)	(14)	—	(193)	(859)
MSR impairment (recovery), net of tax	(13,140)	14,365	22,861	13,976	(55)	38,062	19,831
Restructuring cost, net of tax	(95)	(1,589)	(442)	438	2,219	(1,688)	12,664
Adjusted net income	$46,653	$54,127	$43,044	$42,281	$45,461	$186,105	$164,772
Adjusted net income allocated to preferred stock	2,531	2,532	2,531	2,531	2,531	10,125	10,125
Adjusted net income allocated to common shareholders	$44,122	$51,595	$40,513	$39,750	$42,930	$175,980	$154,647
Adjusted net earnings per common share, basic	$0.35	$0.41	$0.32	$0.32	$0.34	$1.40	$1.24
Adjusted net earnings per common share, diluted	$0.34	$0.40	$0.32	$0.32	$0.34	$1.38	$1.22
Weighted average common shares outstanding:
(units in thousands)
Basic	126,175	125,382	125,294	125,125	124,983	125,495	124,527
Diluted	128,912	127,453	126,612	126,045	126,980	127,528	126,670

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net interest income	$189,494	$189,635	$177,440	$173,781	$175,040	$730,350	$668,343
Noninterest income	74,810	43,334	19,168	29,753	57,850	167,065	215,380
Total revenue	264,304	232,969	196,608	203,534	232,890	897,415	883,723
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	—	(1,478)	—	—	(1,478)	—
MSR impairment (recovery)	(21,192)	23,170	36,872	22,542	(89)	61,392	31,986
Restructuring cost	(4)	—	(129)	—	160	(133)	256
Adjusted total revenue	$243,108	$256,139	$231,873	$226,076	$232,961	$957,196	$915,965

Noninterest expense	$151,912	$161,765	$155,840	$149,430	$152,861	$618,947	$638,377
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(2,492)	(6,806)	(302)	69	2,981	(9,531)	(4,213)
Restructuring cost	149	2,563	584	(706)	(3,419)	2,590	(20,167)
Adjusted noninterest expense	$149,569	$157,522	$156,122	$148,793	$152,423	$612,006	$613,997

GAAP efficiency ratio	57%	69%	79%	73%	66%	69%	72%
Adjusted efficiency ratio	62%	61%	67%	66%	65%	64%	67%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital(1) (bank level)							Table 10c
(dollars in thousands)			Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Shareholders’ equity			$2,261,883	$2,161,524	$2,124,090	$2,123,612	$2,050,456
Less:	Goodwill and other intangibles		(47,152)	(47,227)	(47,318)	(47,401)	(47,143)
	Disallowed servicing asset		—	—	—	(8,618)	(17,719)
Add:	Accumulated losses on securities and cash flow hedges		51,018	100,140	107,834	95,611	62,887
Tier 1 capital		(A)	2,265,749	2,214,437	2,184,606	2,163,204	2,048,481
Add:	Allowance for loan and lease losses		104,143	90,948	84,994	84,134	78,789
Total regulatory capital		(B)	$2,369,892	$2,305,385	$2,269,600	$2,247,338	$2,127,270

Adjusted total assets		(C)	$28,208,963	$28,189,485	$26,946,525	$26,232,737	$25,281,658
Risk-weighted assets		(D)	17,677,886	18,435,220	17,998,277	17,362,622	17,133,084

Tier 1 leverage ratio		(A)/(C)	8.0%	7.9%	8.1%	8.2%	8.1%
Tier 1 risk-based capital ratio		(A)/(D)	12.8%	12.0%	12.1%	12.5%	12.0%
Total risk-based capital ratio		(B)/(D)	13.4%	12.5%	12.6%	12.9%	12.4%

Regulatory Capital(1) (EFC consolidated)							Table 10d
(dollars in thousands)			Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Shareholders’ equity			$2,016,332	$1,895,556	$1,857,359	$1,855,903	$1,868,321
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,152)	(47,227)	(47,318)	(47,401)	(47,143)
	Disallowed servicing asset		(6,593)	(3,060)	(16,132)	(33,609)	(30,959)
Add:	Accumulated losses on securities and cash flow hedges		51,522	100,833	108,733	96,789	64,013
Common tier 1 capital		(E)	1,864,109	1,796,102	1,752,642	1,721,682	1,704,232
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		98,750	98,750	98,750	103,750	103,750
Tier 1 capital		(F)	2,112,859	2,044,852	2,001,392	1,975,432	1,957,982
Add:	Subordinated notes payable		261,528	261,428	261,329	261,417	172,420
Add:	Allowance for loan and lease losses		104,143	90,948	84,994	84,134	78,789
Total regulatory capital		(G)	$2,478,530	$2,397,228	$2,347,715	$2,320,983	$2,209,191

Adjusted total assets		(H)	$28,215,972	$28,192,055	$26,917,493	$26,220,573	$25,286,802
Risk-weighted assets		(I)	17,686,099	18,448,080	17,990,693	17,349,099	17,131,756

Common equity tier 1 ratio		(E)/(I)	10.5%	9.7%	9.7%	9.9%	9.9%
Tier 1 leverage ratio		(F)/(H)	7.5%	7.3%	7.4%	7.5%	7.7%
Tier 1 risk-based capital ratio		(F)/(I)	12.0%	11.1%	11.1%	11.4%	11.4%
Total risk-based capital ratio		(G)/(I)	14.0%	13.0%	13.0%	13.4%	12.9%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e
(dollars in thousands, except per share amounts)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Shareholders’ equity	$2,016,332	$1,895,556	$1,857,359	$1,855,903	$1,868,321
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	996	1,176	1,355	1,535	1,772
Tangible equity	1,968,477	1,847,521	1,809,145	1,807,509	1,819,690
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,818,477	$1,697,521	$1,659,145	$1,657,509	$1,669,690

Common shares outstanding at period end	127,036,740	125,437,973	125,324,413	125,247,099	125,020,843
Book value per common share	$14.69	$13.92	$13.62	$13.62	$13.74
Tangible common equity per common share	14.31	13.53	13.24	13.23	13.36

Total assets	$27,838,086	$28,703,045	$27,354,310	$26,641,399	$26,601,026
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	996	1,176	1,355	1,535	1,772
Tangible assets	$27,790,231	$28,655,010	$27,306,096	$26,593,005	$26,552,395

EverBank Financial Corp and Subsidiaries

Residential Mortgage Lending and Servicing							Table 11
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Key Metrics:
Mortgage lending volume:
Agency	$1,139,018	$1,466,079	$1,297,388	$872,338	$823,506	$4,774,823	$4,006,216
Jumbo	765,775	869,808	883,252	724,536	1,073,881	3,243,371	5,052,273
Other	157,872	195,652	225,003	200,257	183,613	778,784	398,088
Mortgage lending volume	$2,062,665	$2,531,539	$2,405,643	$1,797,131	$2,081,000	$8,796,978	$9,456,577
Mortgage loans sold:(1)
Agency, excluding GNMA II	$1,417,060	$1,235,695	$1,222,678	$828,796	$543,709	$4,704,229	$3,762,932
Jumbo	708,514	320,960	456,140	981,304	611,644	2,466,918	2,173,539
GNMA II	—	—	3,362	7,308	—	10,670	139,970
Other	11,637	17,287	11,128	5,026	4,748	45,078	17,160
Mortgage loans sold	$2,137,211	$1,573,942	$1,693,308	$1,822,434	$1,160,101	$7,226,895	$6,093,601
Applications	$1,162,949	$1,713,655	$1,557,100	$1,509,883	$1,296,496	$1,162,949	$1,296,496
Rate locks	1,136,190	1,669,722	1,564,302	1,486,128	1,144,034	1,136,190	1,144,034
Mortgage Lending Volume by Channel:
Retail	$1,406,276	$1,782,100	$1,750,962	$1,253,682	$1,392,686	$6,193,020	$5,890,116
Consumer Direct	426,414	483,431	388,128	244,149	224,126	1,542,122	1,366,520
Correspondent	229,974	266,008	266,553	299,301	464,188	1,061,836	2,199,941
Purchase Activity (%):
Retail	59%	60%	65%	59%	68%	61%	65%
Consumer Direct	19%	17%	14%	8%	11%	15%	10%
Correspondent	72%	76%	74%	69%	57%	73%	58%
Total	52%	54%	58%	54%	59%	54%	56%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.